The Bank Behind Your Business March 17, 2021

OUTLINE 2 I. Overview II. Foundational Franchise Value III. Performance IV. What’s Ahead Impacting Lives for Success and Significance

OVERVIEW Impacting Lives for Success and Significance

OUR IDENTITY 4 OVERVIEW

» Began in 1995 – Celebrated 25 th Anniversary » Focused on Organic Growth, Augmented with Opportunistic Acquisitions x 2004 – Newberry Federal x 2006 – Bank of Camden x 2008 – EAH Financial Planning Practice x 2011 – Palmetto South Mortgage Corp. x 2014 – Savannah River Financial Corp. x 2017 – Cornerstone National Bank » Executive Leadership Team and Board Stability/Succession » December 31, 2020 x $1.4 billion total assets x Twenty - one (21) banking offices x Third largest bank in SC » Dividends x 76 Consecutive Quarters x Current Yield – 2.38% 1 OVERVIEW 5 Highlights 1 Based on the 03/11/21 closing pricing of $20.21.

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ The Masters Tournament Three Geographically Diverse Markets 6 OVERVIEW

7 Three Lines of Business OVERVIEW

FOUNDATIONAL FRANCHISE VALUE Impacting Lives for Success and Significance

FOUNDATIONAL FRANCHISE VALUE Great Deposits Excellent Asset Quality Strong Capital 9 Risk Management Technology

Total Deposit Cost 0.22% 0.39% 0.47% 0.20% ( 4 th Quarter of each Year ) Pure Deposit Growth FOUNDATIONAL FRANCHISE VALUE Millions 10 12/31/2017 12/31/2018 12/31/2019 12/31/2020 $907.6 $953.5 $1,021.5 $1,230.3 Excellent Deposit Franchise • 89% Pure (Non - CD) Deposits • 32% (Non - Interest Bearing DDA Balances) • Largest Community Bank in the Midlands of SC

Credit Quality FOUNDATIONAL FRANCHISE VALUE 11 NPA / Assets 15.8% 27.2% 24.1% 3.7% 2.1% 1.2% 2017 2018 2019 2020 1 Excludes loans held for sale and PPP related loans. Net Loan Charge - Offs Loan Deferrals 1

Credit Quality FOUNDATIONAL FRANCHISE VALUE Industry Segments Most Impacted by Pandemic 12 12/31/20

Allowance for Loan Losses to Loans FOUNDATIONAL FRANCHISE VALUE Credit Quality 13 Loan Loss Provision Expense (000s omitted)

FOUNDATIONAL FRANCHISE VALUE Capital Ratios 14

Compliance Cybersecurity / Fraud Audit Enterprise Risk Management (ERM) - Internal PT Risk Report - External Risk / Reward Optimization Risk Management 15 FOUNDATIONAL FRANCHISE VALUE

Technology » Customer Experience ▪ Significant Focus on Digital Customer Experience ▪ Products and Features like Zelle and Debit Card “Automated Lock” keep FCB current ▪ Current Core Provider permits FCB to track along and, in some cases, “outpace” local competitor banks » Improved “Rapid Deployment” Capability ▪ PPP Loan Origination Platform ▪ PPP Loan Forgiveness Platform ▪ Robot Assisted Processes (RPA) ▪ Deployment of Laptops (from 5% of Support Staff and Lenders to nearly 100%) » Efficiency/Effectiveness/Feature Utilization Management ▪ Automated Workflow, significantly reducing manual work ▪ Robot Assisted Processes (RPA) ▪ Annual Feature Usage Scorecard ▪ Collaboration Tools ▪ No Incremental Operations/IT Support Staff Additions 16 FOUNDATIONAL FRANCHISE VALUE

17 FOUNDATIONAL FRANCHISE VALUE Technology

18 FOUNDATIONAL FRANCHISE VALUE Technology

PERFORMANCE The Local Bank for Local Business

» Health / Safety of Employees » Working Remotely » Laptop Mobilization » Support Plans » Banking Office Plans » Accelerated Mobile / Digital Adoption » Credit Portfolio Impact » Putting Families First Act » Mask Ordinances » Marketing Plan Adjustments » Capital Stress Test PERFORMANCE COVID - 19 Pandemic 20

PERFORMANCE Paycheck Protection Program 21 (thousands)

LTM Growth = 8.1% 1 1 Excludes PPP and related LOC to SBA partner. 2 Includes $42.2 million in the remaining balance of PPP loans originated by First Community Bank and a $5.2 million in remaini ng balance of a $10 million line of credit to an SBA partner, who funded PPP loans on behalf of First Community Bank customers. CRE as a % of RBC = 270.3% Yield 4.53% 4.90% 4.75% 4.36% (4 th Quarter of each Year) 12/31/2017 12/31/2018 12/31/2019 12/31/2020 $844.2 22 Loan Portfolio (millions) PERFORMANCE Composition 12/31/20

Investment Portfolio Yield 2.20% 2.53% 2.49% 1.98% (4 th Quarter of each Year) Effective Duration = 3.71 (millions) 23 PERFORMANCE Composition 12/31/20

Net Interest Income / NIM PERFORMANCE 24 Net interest Income $35.70 $36.80 $40.00 4Q2020 • Avg. Loan Portfolio Yield 4.36% • Avg. New/Renewed Loan Rate 4.03% • Avg. Investment Portfolio Yield 1.98% • Cost of Deposits 0.20% 1 Non - interest margin (FTE) – 4 th quarter of respective year.

Financial Planning / Investment Advisory Services AUM (millions) *S&P 500 – Total Return – 48.8% 25 PERFORMANCE

Financial Planning / Investment Advisory Services Revenue and Pre - Tax Income (thousands) 26 PERFORMANCE

27 Residential Mortgage Banking Production (millions) PERFORMANCE

Residential Mortgage Banking Total Revenue and Pre - Tax Income (millions) 28 PERFORMANCE

Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings 1 Core net income and EPS exclude merger and acquisition costs, gains (losses) on sale of securities and other assets, write - downs on premises held - for - sale, losses on early extinguishment of debt, SC State income tax credit, and one - time deferred tax expense related to The Tax Cut and Jobs Act passed on December 22, 2017. S ee Non - GAAP reconciliation on page 36. Millions 29 PERFORMANCE

Tangible Book Value 1 1 See Non - GAAP reconciliation on page 36. 30 PERFORMANCE

Dividend 31 PERFORMANCE

WHAT’S AHEAD Impacting Lives for Success and Significance

WHAT’S AHEAD ROA 1.20% ROE 14.00% ER 65.00% “Big leaps” in Automation and Technology to gain efficiency and capacity Growth in the Loan Portfolio Grow the Investment Advisory business to be “much” larger Development of People and Culture Growing the franchise in Upstate SC Growing the franchise in Augusta In Focus 33

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or FCB) and its wholly - owned subsidiaries . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the U . S . Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected, including, but not limited to, due to the negative impacts and disruptions resulting from the outbreak of the novel coronavirus, or COVID - 19 , on the economies and communities we serve, which have had and may continue to have an adverse impact on our business, operations and performance, and could continue to have a negative impact on our credit portfolio, share price, borrowers, and on the economy as a whole, both domestically and globally ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action, including, but not limited to, the Coronavirus Aid, Relief, and Economic Security Act ; (5) adverse conditions in the stock market, the public debt markets and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; and (6) technology and cybersecurity risks, including potential business disruptions, reputational risks, and financial losses, associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports (such as the Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements by us or any person acting on our behalf is expressly qualified in its entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law . The Bank Behind Your Business 34

DISCLAIMER The Bank Behind Your Business NON - GAAP FINANCIAL MEASURES – THIS PRESENTATION CONTAINS CERTAIN NON - GAAP FINANCIAL MEASURES THAT ARE NOT IN ACCORDANCE WITH U . S . GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) . WE USE CERTAIN NON - GAAP FINANCIAL MEASURES TO PROVIDE MEANINGFUL, SUPPLEMENTAL INFORMATION REGARDING OUR OPERATIONAL RESULTS AND TO ENHANCE INVESTORS’ OVERALL UNDERSTANDING OF OUR FINANCIAL PERFORMANCE . THE LIMITATIONS ASSOCIATED WITH NON - GAAP FINANCIAL MEASURES INCLUDE THE RISK THAT PERSONS MIGHT DISAGREE AS TO THE APPROPRIATENESS OF ITEMS COMPRISING THESE MEASURES AND THAT DIFFERENT COMPANIES MIGHT CALCULATE THESE MEASURES DIFFERENTLY . THESE DISCLOSURES SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO OUR GAAP RESULTS . SEE THE END OF THIS PRESENTATION FOR A RECONCILIATION OF THE NON - GAAP FINANCIAL MEASURES TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE . 35

NON - GAAP RECONCILIATION 36 1, 2 The table below provides a reconciliation of non - GAAP measures to GAAP for each of the periods presented: The table below provides a reconciliation of non - GAAP measures to GAAP for each of the periods presented: *Excludes merger and acquisition cost, gains (losses) on sale of securities, write - downs on premises held - for - sale, non - recurrin g BOLI income, losses on early extinguishment of debt, SC State income tax credit, and one - time deferred tax expense related to The Tax Cut and Jobs Act passed on 12/22/17. ($ in thousands) ($ in thousands) ($ in millions)